UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2007 (March 28, 2007)
AirNet Systems, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
and
Item 7.01. Regulation FD Disclosure.
     On March 30, 2007, AirNet Systems, Inc. (“AirNet”) issued a news release reporting results for the three months and the twelve months ended December 31, 2006. The March 30, 2007 news release is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     The March 30, 2007 news release includes information relating to “income from continuing operations before interest, income taxes and impairment of assets” for each of the twelve-month periods ended December 31, 2006 and December 31, 2005. “Income from continuing operations before interest, income taxes and impairment of assets” is a non-GAAP financial measure as defined in SEC Regulation G. The March 30, 2007 news release includes a reconciliation of “income from continuing operations before interest, income taxes and impairment of assets” to AirNet’s reported GAAP financial measure of “income (loss) from continuing operations before interest and income taxes” for each of the twelve-month periods ended December 31, 2006 and December 31, 2005. AirNet presented the non-GAAP financial measure to show results of operations excluding non-cash charges for impairment of assets incurred in the twelve-month periods presented. AirNet believes this information is useful and informative to readers in providing a more complete view of AirNet’s operating results.
Item 8.01. Other Events.
     On March 28, 2007, the Board of Directors of AirNet established June 6, 2007 as the date of AirNet’s 2007 Annual Meeting of Shareholders. The record date for determining the shareholders of AirNet entitled to receive notice of, and vote at, the 2007 Annual Meeting of Shareholders is April 27, 2007.
     AirNet shareholders seeking to bring business before the 2007 Annual Meeting of Shareholders, or to nominate candidates for election as directors at the 2007 Annual Meeting of Shareholders, must provide notice thereof in writing to AirNet, which notice must be received no later than the close of business on April 7, 2007.
     The AirNet Code of Regulations specifies certain requirements for a shareholder’s notice to be in proper written form. In addition, shareholder proposals must be in the form specified in SEC Rule 14a-8. Shareholder proposals and notices must be addressed to the Secretary of AirNet at its executive offices located at 7250 Star Check Drive, Columbus, Ohio 43217.
     A copy of the news release issued by AirNet on March 28, 2007 announcing the date of the 2007 Annual Meeting of Shareholders is included with this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits:
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on March 30, 2007 to report results for the three months and the twelve months ended December 31, 2006

99.2	News Release issued by AirNet Systems, Inc. on March 28, 2007 to announce date of 2007 Annual Meeting of Shareholders

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: April 4, 2007	By:	/s/ Gary W. Qualmann

Gary W. Qualmann Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on March 30, 2007 to report results for the three months and the twelve months ended December 31, 2006

99.2	News Release issued by AirNet Systems, Inc. on March 28, 2007 to announce date of 2007 Annual Meeting of Shareholders

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